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EXHIBIT 10.6 AMENDMENT TO EMPLOYMENT AGREEMENT OF MAHMUD HAQ





                                    AMENDMENT
                                    ---------

         Reference is made to the Employment Agreement dated as of December 9, 1997 by and between Compass International Services Corporation ("Compass") and Mahmud U. Haq ("Employee") (the "Agreement").

         1. The Agreement is hereby amended to change Employee's title from President and Chief Operating Officer to Chief Executive Officer. Accordingly, all references to "President" and/or "Chief Operating Officer" are changed to read "Chief Executive Officer".

         2. The Agreement is hereby amended to increase Employee's Base Salary (as defined in the Agreement) from $200,000 to $225,000 per annum, effective January 1, 1999.

         3. Except as amended hereby, the Agreement remains in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the 6th day of December, 1998.


         MAHMUD U. HAQ                      COMPASS INTERNATIONAL SERVICES
                                            CORPORATION


         _______/S/______________         _____________/S/____________________
                                              By: